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Exhibit 10.1

                              HELIX BIOMEDIX, INC.

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

      This Common Stock and Warrant Purchase Agreement (the "Agreement") is made as of February 15, 2005 by and between Helix BioMedix, Inc., a Delaware corporation (the "Company") and the investors listed on Exhibit A attached hereto (each a "Purchaser" and together the "Purchasers").

      The parties hereby agree as follows:

      1.    PURCHASE AND SALE OF COMMON STOCK AND WARRANTS.

            1.1   SALE AND ISSUANCE OF COMMON STOCK AND WARRANTS.

                  (a) The Company will, prior to the Initial Closing (as defined below), authorize the sale and issuance of up to 3,000,000 shares of the Company's $0.001 par value common stock ("Shares"). The Shares will have the rights set forth in the Certificate of Incorporation of the Company ("Certificate").

                  (b) In addition the Company will, prior to the Initial Closing, authorize the sale and issuance of warrants to Purchasers who purchase $750,000 or more of the Shares, to purchase up to ten percent (10%) of the number of Shares purchased of $0.001 par value common stock in the form attached hereto as Exhibit B ("Warrants") (Shares and Warrants are collectively referred to herein as "Securities").

                  (c) Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the closing and the Company agrees to sell and issue to each Purchaser at the closing that number of Shares and a Warrant to purchase the number of shares of common stock set forth opposite each such Purchaser's name on Exhibit A. The aggregate purchase price of each Share and, if applicable, the corresponding Warrant share is $1.50.

            1.2   CLOSING; DELIVERY.

                  (a) The purchase and sale of the Securities shall take place at the offices of the Company, 22122 - 20th Avenue SE, Bothell, WA 98021, on or before February 15, 2005 (which time and place are designated as the "Initial Closing").

                  (b) If less than all of the Securities are sold and issued at the Initial Closing, subject to the terms and conditions of this Agreement, the Company may sell and issue at one or more subsequent closings (each, a "Subsequent Closing"), up to the balance of the unissued Securities to such persons or entities as may be approved by the Company in its sole discretion. Any such sale and issuance in a Subsequent Closing shall be on the same terms and conditions as those contained herein. In the event there is more than one closing, the term "Closing" shall apply to the Initial Closing and each such Subsequent Closing unless otherwise specified herein.

                  (c) At each Closing, the Company shall deliver to each Purchaser certificates representing the Securities being purchased thereby against payment of the purchase price therefor by wire transfer to a bank account designated by the Company.

      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser that, except as set forth on a Schedule of Exceptions delivered separately by the Company to each Purchaser, which exceptions shall be deemed to be representations and warranties as if made hereunder:

            2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business. The Company is duly qualified to transact business and is in


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good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

            2.2 CAPITALIZATION. The authorized capital of the Company consists, or will consist, immediately prior to the Initial Closing, of:

                  (a) 25,000,000 shares of Preferred Stock, of which 220,000 shares have been designated Series A Junior Participating Preferred Stock, none of which are issued and outstanding and all of which are reserved for issuance pursuant to the Company's Rights Agreement dated August 21, 2003 ("Rights Agreement"). The rights, privileges and preferences of the Preferred Stock are as stated in the Certificate.

                  (b) 100,000,000 shares of Common Stock, of which 13,533,370 shares of have been issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

                  (c) The Company has reserved 5,400,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 2000 Stock Option Plan duly adopted by the Board of Directors and approved by the Company stockholders (the "Stock Plan"). Of such reserved shares of Common Stock, 2,463,666 are covered by option grant agreements and 2,891,334 remain available for issuance pursuant to the Stock Plan.

                  (d) The Company has reserved 7,940,369 shares of Common Stock for issuance upon the exercise of to issued and outstanding warrants.

                   (e) Except for (i) conversion privileges of the Preferred Stock, (ii) the outstanding options issuable pursuant to the Stock Plan, (iii) the outstanding warrants referenced in item (d) above, and (iv) rights set forth in the Rights Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

            2.3 SUBSIDIARIES. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

            2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Securities has been taken or will be taken prior to the Closing, and the Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

            2.5 VALID ISSUANCE OF SECURITIES. The Securities being issued to the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by a Purchaser. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Securities will be issued in compliance with all applicable federal and state securities laws. The Company covenants that neither it nor any authorized agent acting on its behalf will take any action hereafter that would cause the failure of such compliance.

            2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by


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this Agreement, except for filings pursuant to applicable state securities laws and Regulation D of the Securities Act of 1933, as amended (the "Securities
Act").

            2.7 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of the Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefore known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

            2.8 INTELLECTUAL PROPERTY. To its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business without any conflict with, or infringement of, the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

            2.9   COMPLIANCE WITH OTHER INSTRUMENTS.

                  (a) The Company is not in violation or default of any provisions of its Certificate or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

                  (b) To its knowledge, the Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution agreement or other agreement.

            2.10  AGREEMENTS; ACTION.

                  (a) Other than (i) standard employee benefits generally made available to all employees, (ii) standard director and officer indemnification agreements approved by the Board of Directors, and (iii) the purchase of shares of the Company's capital stock and the issuance of options to purchase shares of the


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Company's common stock, in each instance, approved by the Board of Directors, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

                  (b) Except for agreements explicitly contemplated by the Agreements, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company or any of its subsidiaries is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its subsidiaries in excess of, $25,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its subsidiaries, or (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

                  (c) Neither the Company nor any of its subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $25,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                  (d) The Company has not engaged in the past three months in any discussion (i) with any representative of any corporation or corporations regarding the merger of the Company with or into any such corporation or corporations in which more than 50% of the voting power of the Company would be disposed of, (ii) with any representative of any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than 50% of the voting power of the Company would be disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of the Company.

                  (e) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated with that person or entity) shall be aggregated for the purposes of meeting the individual minimum dollar amounts of each such subsection.

            2.11 NO CONFLICT OF INTEREST. The Company is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or, to the Company's knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded company that may compete with the Company. To the Company's knowledge, none of the Company's officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

            2.12 RIGHTS OF REGISTRATION AND VOTING RIGHTS. Holders of 3,747,000 shares of our common stock have unlimited piggyback registration rights, subject to prorata cutback at underwriter's discretion. Registration expenses (exclusive of underwriting discounts, selling commissions and stock transfer taxes) will be borne by us. The registration rights will terminate at such time as a holder may sell his shares within a three-month period pursuant to Rule 144. To the Company's knowledge, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

            2.13 TITLE TO PROPERTY AND ASSETS. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With


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respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

            2.14 FINANCIAL STATEMENTS. The Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business that are not material, individually or in the aggregate, and
(ii) obligations under contracts and commitments incurred in the ordinary course of business which would not be required under generally accepted accounting principles to be reflected in the financial statements prepared in accordance with generally accepted accounting principles.

            2.15 TAX RETURNS AND PAYMENTS. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

            2.16 INSURANCE. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

            2.17 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company.

            2.18 CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENTS. Each employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information. The Company is not aware that any of its employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation.

            2.19 PERMITS. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

      3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company that:

            3.1 AUTHORIZATION. Such Purchaser has full power and authority to enter into this Agreement. The Agreement, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

            3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.


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            3.3 DISCLOSURE OF INFORMATION. The Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company's management and has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business which it believes to be material. THE PURCHASER ACKNOWLEDGES AND AGREES THAT, AT ANYTIME FOLLOWING THE CLOSING, THE COMPANY MAY SELL AND ISSUE EQUITY SECURITIES THAT ARE DILUTIVE TO THE SECURITIES AND ARE ON ECONOMIC TERMS SUBSTANTIALLY MORE FAVORABLE TO THE PURCHASERS THEREOF THAN THE TERMS OF THIS AGREEMENT. The foregoing, however, does not limit or modify the representations or warranties of the Company in Section 2 of this Agreement or the right of Purchaser to rely thereon.

            3.4 RESTRICTED SECURITIES. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

            3.5 LEGENDS. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

                  (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                  (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

            3.6 ACCREDITED INVESTOR. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

            3.7 FOREIGN INVESTORS. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Purchaser's subscription and payment for and continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

            3.8 NO GENERAL SOLICITATION. Neither the Purchaser, nor any of its officers, employees, agents, directors, stockholders or partners has engaged the services of a broker, investment banker or finder to contact any potential investor nor has the Purchaser or any of the Purchaser's officers, employees, agents, directors, stockholders or partners, agreed to pay any commission, fee or other remuneration to any third party to solicit or


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contact any potential investor. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Securities.

      4. CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

            4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Initial Closing.

            4.2 PERFORMANCE. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Initial Closing.

            4.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

            4.4 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser, and Purchaser (or its counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested.

      5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

            5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

            5.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

            5.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

            5.4 BOARD APPROVAL. The Company's Board of Directors shall have authorized the sale and issuance of the Securities.

      6. MISCELLANEOUS.

            6.1 SURVIVAL OF WARRANTIES. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

            6.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            6.3 GOVERNING LAW/VENUE. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington. Each party agrees that it will not bring any action relating to this Agreement or any acts or transactions contemplated hereby in any court other than a federal or state court sitting in King County, State of Washington. Each party further agrees that it will submit to the jurisdiction of such court and that it will not seed to change the venue of such action.

            6.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            6.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            6.6 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page or Exhibit A hereto, or as subsequently modified by written notice.

            6.7 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

            6.8 ATTORNEY'S FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            6.9 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the Common Stock issued or issuable upon conversion of the Stock. Any amendment or waiver effected in accordance with this Section 6.9 shall be binding upon the Purchasers and each transferee of the Securities, each future holder of all such Securities, and the Company.

            6.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

            6.11 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

            6.12 ENTIRE AGREEMENT. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

      6.13 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

      The parties have executed this Common Stock and Warrant Purchase Agreement as of the date first written above.

                               COMPANY:

                               HELIX BIOMEDIX, INC.

                               By:
                                  ---------------------------------------------
                                  R. Stephen Beatty, President and CEO

Purchaser's Signature Page

---------------------------------------------
Name (Printed)

---------------------------------------------
Signature                           Date

---------------------------------------------
Name if jointly held (Printed)

----------------------------------------------
Signature                           Date

----------------------------------------------
Title if Applicable

----------------------------------------------
Social Security Number or ID

----------------------------------------------
Address

----------------------------------------------


----------------------------------------------


----------------------------------------------
Email Address

----------------------------------------------
Telephone

----------------------------------------------
Facsimile

Signature Page to Stock and Warrant Purchase Agreement

EXHIBIT A

SCHEDULE OF PURCHASERS

     PURCHASER            SHARES OF COMMON STOCK    SHARES OF WARRANT STOCK       $ INVESTED
     ---------            ----------------------    -----------------------       ----------
Allen Cooperman                           17,000                          0          $25,500
Frank Cymerman                            10,000                          0          $10,000
Stephen C. Garner                         10,000                          0          $15,000
George Jacobs                             66,667                          0         $100,000
William Jacobson                          26,667                          0          $40,000
Kevin Keller                              17,000                          0          $17,000
James W. Mahaffey                         34,000                          0          $51,000
RBFSC, Inc.                              750,000                          0       $1,125,000
Pierce, Gregory                           28,000                          0          $42,000
Schoenfeld, Mitchell                      20,000                          0          $30,000
ABC Investment Group                     500,000                          0         $750,000
Slaven, Joel                              10,000                          0          $15,000
Slaven, Morton                            10,000                          0          $15,000
Turner, Barry                             10,000                          0          $15,000
Goldmark, George                          10,000                          0          $15,000
Lawaczeck, Elmar                          16,667                          0          $25,000
Wills, Harrison                           12,500                          0          $18,750
Alintoff, Larry                           10,000                          0          $15,000
Kamin, Steven                             10,000                          0          $15,000
Steele, Ronna M.                          13,333                          0          $20,000
McAdam, William                           25,000                          0          $37,500
Osofsky, Alan                             25,000                          0          $37,500
Jones, Lawrence Blake                     33,333                          0          $50,000

EXHIBIT B - FORM OF WARRANT


THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS (i) SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS AND (ii) AT THE OPTION OF THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED HAS BEEN DELIVERED TO THE COMPANY.

--------------------------------------------------------------------------------
HOLDER(S):                               WARRANT NUMBER:
--------------------------------------------------------------------------------
                                         NO. OF SHARES FOR WHICH THIS WARRANT
                                         IS INITIALLY EXERCISABLE:
--------------------------------------------------------------------------------
ISSUE DATE:                              TERMINATION DATE:
--------------------------------------------------------------------------------

                                 WARRANT FOR THE
                       PURCHASE OF SHARES OF COMMON STOCK
                                       OF
                              HELIX BIOMEDIX, INC.

      THIS CERTIFIES THAT, for valuable consideration, that the undersigned, together with (his/her/its) successors and permitted assigns (the "Holder") is entitled to purchase, subject to the terms set forth below, up to _________________shares of duly authorized, validly issued, fully paid and nonassessable shares of common stock, $0.001 par value per share (the "Common Stock") of Helix BioMedix, Inc., a Delaware corporation (the "Company").

      1. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby (the "Warrant Stock") may be purchased, are as follows:

         (a) Term. Subject to the terms hereof, the purchase right represented by this Warrant may be exercised in whole or in part, but not as to a fractional share of Warrant Stock, at any time and from time to time until the close of business on the fifth anniversary hereof.

         (b) Number of Shares. The number of shares of Common Stock for which this Warrant is initially exercisable is the amount set forth above the Holder's signature and on page one of this Warrant, which number is subject to adjustment pursuant to Section 2 of this Warrant.

         (c) Purchase Price. The per share purchase price for the shares of Common Stock to be issued upon exercise of this Warrant shall be equal to two dollars ($2.00) per share (the "Warrant Price").

         (d) Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of a subscription attached hereto, to the Company at its principal offices at 22122 20th Avenue SE, Suite 148, Bothell, WA 98021 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and (b) the delivery of the purchase price in an amount equal to the number of shares for which the purchase rights hereunder are being exercised multiplied by the Warrant Price, which amount may be paid by cashier's check payable to the Company's order or by wire transfer to the Company's account. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company together with the purchase price as provided herein or at such later date as may be specified in the executed form of subscription, and at such


                               Exhibit B-Warrant
time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

         (e) Exercise by Exchange. In addition to and without limiting the rights of the Holder under the terms hereof, at the Holder's option, and if approved by the Company, this Warrant may be exercised during the term specified under Section 1(a) by being exchanged in whole or in part prior to its expiration for a number of shares of Common Stock having an aggregate fair market value on the date of such exercise equal to the difference between (x) the fair market value of the number of shares of Common Stock subject to this Warrant designated by the Holder hereof on the date of the exercise and (y) the aggregate Warrant Price for such shares in effect at such times. The following formula illustrates how many shares would then be issued upon exercise pursuant to this Section 1(e):

            Let:  FMV   =     Fair market value per share of Common Stock at
                              date of exercise.

                  WP    =     Warrant Price at date of exercise.

                  N     =     Number of shares desired to be exercised.

                  X     =     Number of shares issued upon exercise.

            Therefore:  X     =     (FMV)(N)-(WP)(N)
                                    ----------------
                                          FMV

            Upon any such exercise, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be reduced by such designated number of shares of Common Stock and, if a balance of purchasable shares of Common Stock remains after such exercise, the Company shall execute and deliver to the Holder hereof a new warrant for such balance of shares of Common Stock.

            No payment to the Company of any cash or other consideration shall be required from the Holder of this Warrant in connection with any exercise of this Warrant by exchange pursuant to this Section 1(e). Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the Holder hereof that the exchange pursuant to this section be made, or at such later date as may be specified in such request.

            For the purposes of this Warrant, the "fair market value" of any number of shares of Common Stock shall mean:

                  (i) as long as the Common Stock is traded on the Over-The-Counter Bulletin Board or is traded on the American Stock Exchange (or equivalent recognized source of quotations), an amount equal to the average of the high and low reported trading prices of one share of such securities for the three (3) trading days prior to the surrender of this Warrant for exchange in accordance with the terms hereof.

                  (ii) in all other cases, the fair value as determined in good faith by the Board of Directors of the Company and reasonably agreed to by the Holder.

            (f) Issuance of Shares. As soon as reasonably practicable after each exercise of this Warrant, in whole or in part, the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct,


                               Exhibit B-Warrant

                  (i) a certificate or certificates for the number of duly authorized validly issued, fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled upon such exercise, and

                  (ii) in case such exercise is in part only, a new warrant or warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder upon such exercise as provided herein.

      2.    Certain Adjustments.

            (a) Mergers, Consolidations or Sale of Assets. If at any time after the date hereof while this Warrant remains outstanding and unexpired there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities, cash or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a Holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined reasonably and in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

            (b) Splits and Subdivisions; Dividends. In the event the Company should at any time or from time to time while this Warrant remains outstanding and unexpired effect or fix a record date for the effectuation of a split or subdivision of the outstanding shares of its Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or warrants, options or other rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of distribution, split or subdivision if no record date is fixed), the per share Warrant Price shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

            (c) Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share purchase price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

             (d) Certificate as to Adjustments. In the case of each adjustment or readjustment of the Warrant Price pursuant to this Section 2, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate, signed by the Company's principal financial officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the Holder of this Warrant. The Company will furnish or cause to be furnished to such Holder a certificate setting forth:

                  (i)   Such adjustments and readjustments;

                  (ii) The purchase price at the time in effect and how it was calculated; and


                               Exhibit B-Warrant

                  (iii) The number of shares of Warrant Stock and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

         (e) Notices of Record Date, etc. In the event of:

                  (i) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                  (ii) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of assets of the Company to any other person or any consolidation or merger involving the Company; or

                  (iii) Any voluntary or involuntary dissolution, liquidation or winding-up of the Company; the Company will mail to the Holder of this Warrant at least ten (10) business days prior to the earliest date specified therein, a notice specifying:

                        (1) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

                        (2) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon and the time.

      3. Fractional Shares. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in good faith by the Company's Board of Directors.

      4. No Privilege of Stock Ownership. Prior to the exercise of this Warrant, the Holder shall not be entitled, by virtue of holding this Warrant, to any rights of a shareholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of shareholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Nothing in this Section 4, however, shall limit the right of the Holder to be provided the notices described in Section 2 hereof, or to participate in distributions described in Section 2 hereof if the Holder exercises this Warrant.

      5. Limitation of Liability. Except as otherwise provided herein, in the absence of affirmative action by the Holder hereof to purchase the Warrant Stock, no mere enumeration herein of the rights or privileges of the Holder hereof shall give rise to any obligation of such Holder to purchase any securities or any liability of such Holder for the purchase price or as a shareholder of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company.

      6. Representations and Warranties of the Holder. The Holder represents and warrants to the Company as follows:

         (a) Purchase Entirely for Own Account. This Warrant is made with the Holder in reliance upon such Holder's representation to the Company, which by such Holder's execution of this Warrant such Holder hereby confirms, that the Warrant and Warrant Stock are being acquired for investment for such Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the federal or state securities laws.

         (b) Investment Experience. The Holder represents that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Stock. If an entity, the Holder also represents it has not been organized solely for the purpose of acquiring the Warrant or the Warrant Stock.


                               Exhibit B-Warrant

         (c) Restricted Securities. The Holder understands that the Warrant being issued hereunder and the Warrant Stock to be purchased hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

         (d) Legends. It is understood that the certificates evidencing the Warrant Stock may bear a legend substantially in the following form:

            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE "SECURITIES LAWS"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES LAWS (i) UNLESS SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES LAWS AND (ii) THE COMPANY, IF IT SO REQUESTS, HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

In addition, the certificates evidencing the Warrant Stock may bear any legend required by the Company's charter documents or the laws of the State of Washington and any other state in which the securities will be issued.

      7.  Transfers and Exchanges.

         (a) The Holder may not sell, hypothecate, pledge or otherwise dispose of any interest in the Warrant or the Warrant Stock unless such transfer would not violate any provision of this Section 7.

         (b) Subject to the conditions of this Section 7, upon delivery to the Company of a duly completed and executed Assignment in substantially the form attached hereto, a new warrant shall be issued to the transferee therein named. All new warrants issued in connection with transfers or exchanges shall not require the signature of the new Holder hereof and shall be identical in form and provision to this Warrant except as to the number of shares.

         (c) It shall be a condition to any transfer of this Warrant that the transferee shall be an accredited investor, within the meaning of the Securities Act, and that the Company shall have received, at the time of such transfer or exercise (i) a representation letter, or at the option of the Company, a legal opinion, in form and substance reasonably satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that such transfer is exempt from the prospectus and registration requirements of the Securities Act and applicable state securities laws and (ii) a statement in writing from, and signed by, any proposed transferees containing the same representations and warranties as set forth in Section 6 hereof and agreeing to be bound by the provisions of this Section 7, such statement to be in the form of Assignment attached hereto. Notwithstanding the foregoing, as long as the transfer of this Warrant is in compliance with applicable securities laws and there are no significant issues of fact (such as whether or not the Holder is an "affiliate," as such term is defined in Rule 144 of the Securities
Act) or unusual questions of law, the requirement of a representation letter or legal opinion shall not apply to (a) the transfer of this Warrant or any part thereof to a partnership of which the Holder is a partner or to the beneficial owners or affiliates of such partnership, (b) the transfer of this Warrant or any part thereof to beneficial owners, employees or affiliates of the Holder,
(c) bona fide gifts to a member of a Holder's immediate family or trustee for a member of a Holder's immediate family, (d) transfers by will upon the death of a Holder, or (e) transfers pursuant to a divorce or dissolution of the marriage of a Holder.

         (d) Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept by the Company or its transfer agent as the owner and Holder thereof for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new


                               Exhibit B-Warrant

Holder without a new Warrant first having been issued. Nothing in this Section 7(d) shall relieve the Holder of his obligations under Section 7(c) hereof.

      8. Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company and the Holder and their respective successors and assigns, subject at all times to the restrictions set forth herein.

      9. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it and its counsel of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

      10. Saturdays, Sundays, Holiday, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday in the State of Washington, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

      11. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any such amendment or waiver shall be binding on the parties.

      12. Governing Law. The terms and conditions of this Warrant shall be governed by and construed in accordance with the law of the State of Washington, without regard to conflict of law provisions.

      13. Notices. All notices and other communications under this Warrant shall be in writing and shall be delivered in person, via facsimile machine, sent by documented overnight delivery service, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to any Holder of any Warrant, at the registered address of such Holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its President or Chief Financial Officer at its principal offices, provided that the exercise of any Warrant shall be effected in the manner provided in Section 1. Unless otherwise specified in this Warrant, all such notices and other written communications shall be effective (and considered delivered and received for the purposes of this Agreement) (i) if delivered, upon delivery, (ii) if by facsimile machine during normal business hours upon transmission with confirmation of receipt by the receiving party's facsimile terminal and if not sent during normal business hours, then on the next day,
(iii) if sent by documented overnight delivery service, on the date following the date on which such notice is delivered to such overnight delivery service for mailing, or (iv) if mailed via first-class regular mail, three (3) day after depositing in the U.S. Mail.


                               Exhibit B-Warrant

      IN WITNESS WHEREOF, the parties have executed this Warrant effective as of the date first written above.

                                    THE COMPANY:

                                    HELIX BIOMEDIX, INC.,
                                    Delaware Corporation
                                    By:
                                          --------------------------------
                                    Name: R. Stephen Beatty, President and Chief
                                          Executive Officer

                                    Address:    22122 20th Ave. SE, Suite 148
                                                Bothell, WA  98021

                                    Telephone:  (425) 402-8400

                                    Facsimile:  (425) 806-2999

                                    Number of shares for which this warrant is initially exercisable:

                                    HOLDER:

                                    ------------------------------------------
                                    (Signature)

                                    ------------------------------------------
                                    (Signature if joint)

                                    Title if applicable:
                                                         ---------------------
                                    Address:
                                             ---------------------------------

                                    Facsimile:
                                               -------------------------------

                                    Soc. Sec. No. or Tax ID:
                                                             -----------------


                               Exhibit B-Warrant

SUBSCRIPTION

Helix BioMedix, Inc.
22122 20th Ave. SE, Suite 148
Bothell, WA  98021

Ladies and Gentlemen:

      The undersigned, ______________________________________hereby elects to purchase, pursuant to the provisions of the Warrant dated _____________________, held by the undersigned, _____________shares of Common Stock of Helix BioMedix, Inc., a Delaware corporation, and tenders herewith payment of the purchase price of such shares in full.

      The undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 6 of the Warrant and accepts such shares subject to the restrictions of the Warrant, copies of which are available from the Secretary of the Company.

Date:                           Print Name(s):
     -------------------                      --------------------------------

                                             ---------------------------------
                                Signature:
                                          ------------------------------------

                                Title if applicable:
                                                    --------------------------

                                Signature:
                                           -----------------------------------

                                Title if applicable:
                                                    --------------------------
                                Address:
                                        --------------------------------------

                                        --------------------------------------


                               Exhibit B-Warrant

FORM OF ASSIGNMENT


The undersigned hereby assigns this Warrant to

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
      (Print or type name, address and zip code of assignee)





Please insert Social Security or other identifying number of assignee:

-----------------------------

and irrevocably appoints ___________________ as agent to transfer this Warrant on the books of the Company. The agent may substitute another to act for him or it.



Date:
      --------------

Signed:

-----------------------------------------------------------------

-----------------------------------------------------------------
(All owners must sign exactly as name(s) appear(s) on the front of this Warrant)

      The undersigned assignee hereby confirms and acknowledges the investment representations and warranties made in Section 6 of the Warrant and agrees to be bound by the obligations set forth in the Warrant, copies of which are available from the Secretary of the Company.

Date:                                By:
       -------------------                ---------------------------------

                                          Name:
                                               ----------------------------

                                          Title:
                                                ---------------------------


                               Exhibit B-Warrant
                                        9